UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K / A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2014

REPLIGEN CORPORATION

(Exact name of registrant as specified in charter)

Delaware	0-14656	04-2729386
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

41 Seyon Street, Bldg. 1, Suite 100, Waltham, MA 02453

(Address of Principal Executive Offices) (Zip Code)

(781) 250-0111

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Acquisition or Disposition of Assets.

As previously reported and described in the Current Report on Form 8-K filed by Repligen Corporation (the “Company”) on June 3, 2014, the Company completed the acquisition of the Transferred Business (as defined below), pursuant to the terms of the Asset Purchase Agreement (the “Asset Purchase Agreement”), dated as of June 2, 2014, by and among the Company, Refine Technology, LLC, a company organized under the laws of New Jersey (“Refine”), Jerry Shevitz (“Shevitz”), certain members of Refine, Refine Technology Sales LLC, a company organized under the laws of New Jersey (“RTS”), and Refine Technology Sales Asia Pte. Ltd., a company organized under the laws of Singapore. The Company acquired bioprocessing assets and contract rights owned by Refine, RTS and Shevitz relating to the conduct of the business of developing, designing, manufacturing, distributing and selling a cell retention device known as the ATF System (the “ATF System”). Pursuant to the Asset Purchase Agreement, the Company purchased and licensed certain of the assets and contract rights related to the ATF System and assumed certain specified liabilities related to the ATF System from Refine, RTS and Shevitz and purchased services and licenses used in connection with the ATF System from Refine (collectively, the “Transferred Business” and the acquisition of the Transferred Business, the “Transaction”).

The foregoing description of the Transaction and the Asset Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Asset Purchase Agreement, which was filed as Exhibit 10.3 to the Company’s Form 10-Q filed on August 11, 2014, and is incorporated herein by reference.

This Current Report on Form 8-K/A amends the original Form 8-K to provide the historical financial statements of Refine under Item 9.01(a) and the pro forma financial information required under Item 9.01(b).

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial statements of business acquired.

Included herein as Exhibits 99.3 and 99.4.

(b) Pro forma financial information.

Included herein as Exhibit 99.5.

(d) Exhibits.

Exhibit No.	Description

2.1	Asset Purchase Agreement, dated as of June 2, 2014, by and among Repligen Corporation, Refine Technology, LLC, Jerry Shevitz, certain members of Refine Technology, LLC, Refine Technology Sales LLC, and Refine Technology Sales Asia Pte. Ltd. (filed as Exhibit 10.3 to Repligen Corporation’s Quarterly Report on Form 10-Q filed on August 11, 2014 and incorporated herein by reference).

23.1*	Consent of Withum Smith + Brown, PC

99.1	Press Release by Repligen Corporation, dated June 3, 2014 (incorporated herein by reference to Repligen Corporation’s Form 8-K filed on June 3, 2014).

99.2	Investor Presentation by Repligen Corporation, dated June 3, 2014 (incorporated herein by reference to Repligen Corporation’s Form 8-K filed on June 3, 2014).

99.3*	Refine Technology, LLC Audited Financial Statements as of and for the fiscal year ended December 31, 2013.

99.4*	Refine Technology, LLC Unaudited Interim Consolidated Financial Statements as of March 31, 2014 and for the three months ended March 31, 2014 and March 31, 2013.

99.5*	Unaudited Pro Forma Combined Condensed Financial Statements as of and for the fiscal year ended December 31, 2013, and the three months ended March 31, 2014.

*	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPLIGEN CORPORATION

Dated: August 18, 2014	By:	/s/ Walter C. Herlihy

Walter C. Herlihy

President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Asset Purchase Agreement, dated as of June 2, 2014, by and among Repligen Corporation, Refine Technology, LLC, Jerry Shevitz, certain members of Refine Technology, LLC, Refine Technology Sales LLC, and Refine Technology Sales Asia Pte. Ltd. (filed as Exhibit 10.3 to Repligen Corporation’s Quarterly Report on Form 10-Q filed on August 11, 2014 and incorporated herein by reference).

23.1*	Consent of Withum Smith + Brown, PC

99.1	Press Release by Repligen Corporation, dated June 3, 2014 (incorporated herein by reference to Repligen Corporation’s Form 8-K filed on June 3, 2014).

99.2	Investor Presentation by Repligen Corporation, dated June 3, 2014 (incorporated herein by reference to Repligen Corporation’s Form 8-K filed on June 3, 2014).

99.3*	Refine Technology, LLC Audited Financial Statements as of and for the fiscal year ended December 31, 2013.

99.4*	Refine Technology, LLC Unaudited Interim Consolidated Financial Statements as of March 31, 2014 and for the three months ended March 31, 2014 and March 31, 2013.

99.5*	Unaudited Pro Forma Combined Condensed Financial Statements as of and for the fiscal year ended December 31, 2013, and the three months ended March 31, 2014.

*	Filed herewith